Exhibit 1.2

$175,000,000

BLOUNT, INC.

[    ]% Senior Subordinated Notes due 2012

FORM OF DEBT UNDERWRITING AGREEMENT

August [  ], 2004

LEHMAN BROTHERS INC.

As Representative of the several
underwriters named in Schedule 1 hereto

c/o Lehman Brothers Inc.

745 Seventh Avenue
New York, NY 10019

BNP PARIBAS SECURITIES CORP.
As qualified independent underwriter

787 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

BLOUNT, INC., a Delaware corporation (the “Company”), proposes to sell to the underwriters named in Schedule 1 hereto (the “Underwriters”) an aggregate $175,000,000 principal amount of the Company’s [   ]% Senior Subordinated Notes due 2012 (the “Notes”).  The Notes will be irrevocably and unconditionally guaranteed (the “Guarantees”) by Blount International, Inc. (“Blount International”) and by the subsidiaries of the Company listed on Schedule 2 hereto (each, a “Guarantor” and, collectively, the “Guarantors”), and will be issued pursuant to the indenture dated as of [           ], 2004 (the “Indenture”) among the Company, the Guarantors and The Bank of New York, as trustee (the “Trustee”).  The Company, Blount International and the other

Guarantors are collectively referred to herein as the “Blount Companies”.   This is to confirm the agreement concerning the purchase of the Notes and the related Guarantees from the Company by the Underwriters.

As described in the Prospectus, the offering of the Notes and the Guarantees is part of a series of transactions that includes (i) the offering of the Notes and the Guarantees, (ii) an amendment and restatement to the Company’s credit agreement, (iii) the issuance by Blount International of shares of common stock (the “Shares”) and (iv) the redemption in full of the Company’s outstanding 7% Senior Notes due 2005 and outstanding 13% Senior Subordinated Notes due 2009, and the prepayment in full of Blount International’s 12% Convertible Preferred Equivalent Security, with the net proceeds of the offering of the Notes and the offering of the Shares (collectively, the “Refinancing Transactions”).  In connection with the Refinancing Transactions, Blount International, the Company and certain of its subsidiaries party thereto (collectively, the “Borrowers”) will also enter into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) and Blount International will enter into an Underwriting Agreement for the issuance of the Shares (the “Equity Underwriting Agreement”, and together with the Amended and Restated Credit Agreement, the “Other Refinancing Documents”).

SECTION 1.           Representations, Warranties and Agreements of the Company.  Each of the Blount Companies represents, warrants and agrees that:

(a)           A registration statement on Form S-1 (Registration No. 333-114840), and amendments thereto, with respect to the Notes and the Guarantees has become effective under the Securities Act of 1933, as amended (the “Securities Act”).  Copies of such registration statement and each of the amendments thereto have been delivered by the Company to Lehman Brothers Inc. as the representative (the “Representative”) of the Underwriters.  As used in this underwriting agreement (the “Agreement”), “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the United States Securities and Exchange Commission (the “Commission”); “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act (the “Rules and Regulations”); “Registration Statement” means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and “Prospectus” means the prospectus in the form first used to confirm sales of the Notes.  If the Company has filed an abbreviated registration statement to register additional notes pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration

Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or suspending the effectiveness of the Registration Statement, and no proceedings for such purpose has, to the knowledge of the Blount Companies, been instituted or threatened by the Commission.

(b)           The Registration Statement and the Prospectus conform, and any amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform, in all material respects, to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement does not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and the Delivery Date (as defined in Section 5 below) contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and the market-related and customer-related data and estimates included in the Prospectus are based on or derived from sources which the Company believes to be reliable or accurate.

(c)           Each of the Blount Companies has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification, except for such qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition (financial or other), business, properties, stockholders’ equity or results of operations of the Blount Companies and the other subsidiaries (as defined in Section 17) of Blount International taken as a whole (a “Material Adverse Effect”), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

(d)           All of the issued shares of capital stock of Blount International have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the issued shares of capital stock or membership interests, as the case may be, of the Company and each of the other subsidiaries of Blount International have been duly and validly authorized and issued and are fully paid and non-assessable; and, except for directors’ qualifying shares and except as otherwise set forth in the Prospectus, the shares of capital stock of the Company and each of Blount International’s other subsidiaries that is a corporation, and the membership interests of each of Blount International’s other subsidiaries that is a limited liability company, are owned directly or indirectly by Blount International free and clear of all liens, encumbrances, equities or claims (other than liens, encumbrances, equities or claims contemplated by the Amended and Restated Credit Agreement or, prior to the Delivery Date, the indenture governing the Company’s 7% Senior Notes due 2005); and all of the shares of capital stock of the Company are owned directly by Blount International.

(e)           The Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (whether considered in a proceeding in equity or at law); and the Notes, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

(f)            The Guarantees have been duly and validly authorized by each of the Guarantors and when duly endorsed on the Notes in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (whether considered in a proceeding in equity or at law); and the Guarantees, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

(g)           Each of the Company and the Guarantors has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes and the Guarantees.

(h)           This Agreement has been duly authorized, executed and delivered by each of the Blount Companies.

(i)            The Indenture has been duly authorized by the Company and each of the Guarantors, and when duly executed by the proper officers of the Company and each of the Guarantors (assuming due execution and delivery by the Trustee) and delivered by the Company and each of the Guarantors, will constitute a valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (whether considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j)            The Borrowers have all requisite power and authority to enter into the Amended and Restated Credit Agreement, and such agreement has been, or will be on the Delivery Date, duly and validly authorized, executed and delivered by the Borrowers, and, assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and binding agreement of the Borrowers enforceable against the Borrowers in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (whether considered in a proceeding in equity or at law).

(k)           The execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees and the Amended and Restated Credit Agreement by each of the Blount Companies to the extent party thereto, and the consummation of the transactions contemplated hereby or thereby, including the Refinancing Transactions, will not conflict with or constitute a breach of, or a default under, any indenture (other than the Indenture pursuant to which the Company’s 13% Senior Subordinated Notes have been issued (the “13% Notes Indenture”)), mortgage, deed of trust, loan agreement or other agreement or instrument to which the Blount Companies or any other of the subsidiaries of Blount International is a party or by which the Blount Companies or any of the other subsidiaries of Blount International is bound or to which any of the property or assets of the Blount Companies or any of the other material subsidiaries of Blount International is subject, that is material to the financial condition, business or properties of the Blount Companies and the other subsidiaries of Blount International, taken as a whole (collectively, the “Material Agreements”), nor will such actions result in an event of default under, and as defined in, the 13% Notes Indenture, nor will such actions result in any violation of the provisions of the charter or by-laws, or other organizational documents of the Blount Companies or any of the other subsidiaries of Blount International or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Blount Companies or any of the other subsidiaries of Blount International or any of their properties or assets, provided that the provisions for indemnification and contribution hereunder or thereunder may be limited by equitable principles and public policy considerations; and except for the registration of the Notes, the Guarantees and the Shares under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act of 1934, as amended (the “Exchange Act”) and applicable securities or Blue Sky laws of various jurisdictions, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees or the Amended and Restated Credit Agreement by any of the Blount Companies, as applicable, and the consummation of the transactions contemplated hereby or thereby, including the Refinancing Transactions.

(l)            Except as described in the Prospectus, there are no contracts, agreements or understandings between any of the Blount Companies and any person granting such person the right to require any of the Blount Companies to file a registration statement under the Securities Act with respect to any debt securities of the Blount Companies owned or to be owned by such person or to require the Blount Companies to include such securities within the coverage of the Registration Statement or any other registration statement filed by the Company under the Securities Act.

(m)          None of the Blount Companies has sold or issued any securities that are substantially similar to the Notes and the Guarantees during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(n)           None of the Blount Companies or any of the other subsidiaries of Blount International has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or other equity interests, membership interests or long-term debt of any of the Blount Companies and there has not occurred any development or event involving a Material Adverse Effect, in each case, otherwise than as set forth or contemplated in the Prospectus.

(o)           The historical and pro forma financial statements, together with related notes, included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act.  The historical consolidated financial statements of Blount International and its subsidiaries, including the Company, fairly present the consolidated financial position of Blount International and its subsidiaries, including the Company, at the respective dates indicated and the results of operations and cash flows of Blount International and its subsidiaries, including the Company, for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods.  The pro forma financial statements have been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Prospectus.  The other financial information and data included in the Prospectus, historical and pro forma, have been derived from the financial records of Blount International and, in all material respects, have been prepared on a basis consistent with such records, except as disclosed therein.

(p)           Each of Blount International and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(q)           PricewaterhouseCoopers LLP, who have certified certain financial statements of Blount International, whose report appears in the Prospectus and who have delivered the letters referred to in Sections 8(f) and 8(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(r)            Each of Blount International and the Company, directly or through a subsidiary of Blount International, has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it and its subsidiaries, in each case free and clear of all liens, claims, security interests or other encumbrances and defects except such as are described in the Prospectus, those granted pursuant to the Amended and Restated Credit Agreement and, prior to the Delivery Date, the indenture governing the Company’s 7% Senior Notes due 2005, or such as do not materially affect the value of such property to Blount International or the Company, directly or through a subsidiary of Blount International, or would not reasonably be expected to have a Material Adverse Effect; and all material real property and buildings held under lease by Blount International or the Company, directly or through a subsidiary of Blount International, is held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Blount International or the Company, directly or through a subsidiary of Blount International.

(s)           Each of Blount International, the Company and the other subsidiaries of Blount International maintains or is covered by insurance in such amounts and for such risks as is adequate for the conduct of Blount International’s and the Company’s business and the value of its properties and as is customary for companies of like size engaged in similar businesses.

(t)            Each of Blount International, the Company and the other subsidiaries of Blount International has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and to conduct its businesses in the manner described in the Prospectus, except as disclosed in or specifically contemplated by the Prospectus, and to the extent that the failure to have such Permits would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; each of Blount International, the Company and the other subsidiaries of Blount International has fulfilled and performed in all material respects, all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except as disclosed in, or specifically contemplated by, the Prospectus and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as disclosed in, or specifically contemplated by, the Prospectus, none of the Permits contains any restriction that is materially burdensome (other than such burdens as are common or customary to such Permits) to any of Blount International, the Company or any of the other subsidiaries of Blount International.

(u)           Each of Blount International and the Company, directly or through a subsidiary of Blount International, owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Prospectus as being owned by them and necessary for the conduct of their business, except as such would not have a Material Adverse Effect in the aggregate, and Blount International and the Company are not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of Blount International, the Company and the other subsidiaries of Blount International with respect to the foregoing which, if determined adversely to Blount International, the Company or the other subsidiaries of Blount International would have a Material Adverse Effect in the aggregate.

(v)           Except as described in the Prospectus, there is no legal or governmental proceeding pending or, to the knowledge of any of the Blount Companies, threatened, against any of the Blount Companies or any of the other subsidiaries of Blount International or to which any of the Blount Companies or any of the other subsidiaries of Blount International is a party or of which any property or assets of any of the Blount Companies or any of the other subsidiaries of Blount International is the subject which has a reasonable likelihood of causing a Material Adverse Effect.

(w)          There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

(x)            Except as described in the Prospectus, no material relationship, direct or indirect, exists between or among any of the Blount Companies, on the one hand, and the directors, officers, stockholders, customers or suppliers of any of the Blount Companies, on the other hand.

(y)           None of the Blount Companies is involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to each of the Blount Companies’ knowledge, no such action or dispute is threatened.

(z)            Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Blount Companies are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Blount Companies would have any liability; the Blount Companies have not incurred and do not reasonably expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”).  Each “pension plan” for which any Blount Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)         Each of Blount International, the Company and the other subsidiaries of Blount International has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown thereon to be due, if due, and no tax deficiency has been determined adversely to Blount International, the Company or any of the other subsidiaries of Blount International, nor do any of the Blount Companies have any knowledge of any tax deficiency which, if determined adversely to Blount International, the Company and the other subsidiaries of Blount International, is reasonably likely to have a Material Adverse Effect.

(bb)         Since the date of the latest audited financial statements included in the Prospectus, and except as may otherwise be disclosed in the Prospectus, there has been no (i) issuance of securities by any of the Blount Companies (other than pursuant to an issuance by Blount International of options to purchase Blount International capital stock and pursuant to Blount International’s dividend reinvestment plan) or (ii) dividend or distribution of any kind declared, paid or made by any of the Blount Companies on any class of its respective capital stock.

(cc)         None of the Blount Companies or any of the other subsidiaries of Blount International (i) is in violation of its charter or by-laws or other organizational document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement (other than the 13% Notes Indenture) and no event of default under, and as defined in, the 13% Notes Indenture has occurred or is continuing, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for such violations, defaults or failures as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)         Except as set forth in the Prospectus, (i) each of the Blount Companies is, and for the past three years has been, in compliance with all applicable law, ordinance, rule, regulation and order and all common law relating to pollution or the protection of the environment or natural resources (“Environmental Laws”), except for any violation which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect and (ii) to the knowledge of the Blount Companies, there has been no storage, generation, transportation, handling, disposal, arrangement for disposal, release, threatened release or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Blount International, the Company or any of the other subsidiaries of Blount International at, upon or from any of the property now or previously owned or leased by Blount International, the Company or any of the other subsidiaries of Blount International in violation of any Environmental Law, or which would require remedial action or would give rise to a liability or obligation under any Environmental Law, except for any violation, remedial action, liability or obligation which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; except as set forth in, or specifically contemplated by, the Prospectus, to the knowledge of the Blount Companies, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto or from property now or, during the period of ownership or operation by the Company or any of its subsidiaries, previously owned or leased by the Company or any of its subsidiaries of any toxic wastes, solid wastes, hazardous wastes or hazardous substances that could reasonably be expected to result in a claim against the Company or its subsidiaries under any Environmental Law, except for any such claim which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms “hazardous wastes,” “medical wastes,” “toxic wastes,” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(ee)         None of the Blount Companies or any other subsidiary of Blount International is, and, upon sale of the Notes and the application of the net proceeds of such sale as described in the Prospectus, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of such terms under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations of the Commission thereunder.

(ff)           Except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Blount Companies and any person that would give rise to a valid claim against the Blount Companies or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Notes contemplated by this Agreement.

(gg)         None of the Blount Companies or any of the other subsidiaries of Blount International has taken any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes and the Guarantees.

(hh)         None of the Blount Companies has any knowledge of any threatened or pending downgrading of Blount International or the Company’s credit ratings by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(ii)           None of the Blount Companies has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes and the Guarantees to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(jj)           The Blount Companies have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Blount Companies, including their subsidiaries, is made known to the Blount Companies’ principal executive officers and their principal financial officers by others within those entities, particularly during the preparation of the Registration Statement, and in the future, during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the date of the filing of the Registration Statement with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

(kk)         Based on the evaluation of their internal controls over financial reporting, the Blount Companies are not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Blount Companies’ ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Blount Companies’ internal control over financial reporting.

SECTION 2.           Qualified Independent Underwriter.

(a) The Company hereby confirms its engagement of the services of BNP Paribas Securities Corp. (“BNP”) as, and BNP hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” (the “QIU”) within the meaning of NASD Conduct Rule 2720(b)(15) with respect to the offering and sale of the Notes, including rendering a pricing opinion as of the date of the execution and delivery of this Agreement, recommending a minimum yield at which the Notes should be distributed to the public.

(b) The QIU hereby represents and warrants to, and agrees with, the Blount Companies and the Underwriters that with respect to the offering and sale of the Notes as described in the Prospectus:

(i)            The QIU constitutes a “qualified independent underwriter” within the meaning of Rule 2720;

(ii)           The QIU has conducted due diligence in respect thereto;

(iii)          The QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof; and

(iv)          The QIU recommends, as of the date of the execution and delivery of this Agreement, that the Notes shall be distributed at a yield no lower than [   ] %.

SECTION 3.           Purchase of the Notes by the Underwriters.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of the Notes set forth opposite that Underwriter’s name in Schedule 1 hereto, at a purchase price of [     ]% of the amount set forth opposite that Underwriter’s name in Schedule 1 hereto.

The Company shall not be obligated to deliver any of the Notes to be delivered on the Delivery Date, except upon payment for all the Notes to be purchased on such Delivery Date as provided herein.

SECTION 4.           Offering of the Notes by the Underwriters.  Upon authorization by the Representative of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus.

SECTION 5.           Delivery of and Payment for the Notes.  Delivery of and payment for the Notes shall be made at the office of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, at 10:00 A.M., New York City time, on [              ], 2004 or at such other date or place as shall be determined by agreement between the Representative and the Company.  This date and time are sometimes referred to as the “Delivery Date.”  On the Delivery Date, the Company shall deliver, against payment of the purchase price, the Notes to the Representative for the account of each Underwriter, in the form of one or more permanent global certificates, registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”).  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  Upon delivery, the Notes shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the Delivery Date.  If necessary, for the purpose of expediting the checking of the global certificates for the Notes, the Company shall make the global certificates representing the Notes available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

SECTION 6.           Further Agreements of the Company.  The Company covenants and agrees:

(a)           To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)           To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)           To deliver promptly to the Representative, without charge, such number of the following documents as the Representative shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

(d)           To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or based upon the advice of counsel for the Representative, be required by the Securities Act or requested by the Commission;

(e)           Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing, which consent shall not be unreasonably withheld;

(f)            To make generally available to the Company’s security holders and to deliver to the Representative as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) covering the twelve-month period ending September 30, 2005 and complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(g)           For a period of two years following the Effective Date, to furnish to the Representative copies of all materials furnished by the Company to the holders of the Notes, copies of all materials furnished by Blount International and the Company to its stockholders and copies of all public reports and all reports and financial statements furnished by the Blount Companies to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

(h)           Promptly from time to time to take such action as the Representative may reasonably request to qualify the Notes and the Guarantees for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes and the Guarantees; provided that in connection therewith no Blount Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not already subject;

(i)            For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities of Blount International or the Company in a public or private offering for cash having a maturity of more than one year from the date of issue of such securities, except with the prior consent of the Representative;

(j)            To apply the net proceeds from the sale of the Notes as set forth in the Prospectus;

(k)           For a period of two years from the date of this Agreement, to take such steps as shall be necessary to ensure that none of the Blount Companies nor any other subsidiary of Blount International shall become an “investment company” as defined in the Investment Company Act;

(l)            Not to amend or supplement the Prospectus prior to the Delivery Date unless the Representative previously has been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than three days after being furnished a copy of such amendment or supplement, unless the Blount Companies shall reasonably conclude, upon the advice of their counsel, that any such amendment or supplement must be made prior to obtaining such consent.  The Blount Companies shall promptly prepare, upon any reasonable request by the Representative, any amendment or supplement to the Prospectus that may be necessary based upon the advice of counsel to the Representative; and

(m)          To use all commercially reasonable efforts to do and perform all things required to be done and performed under this Agreement prior to the Delivery Date and to satisfy all its conditions precedent to the delivery of the Notes and the Guarantees.

SECTION 7.           Expenses.  The Blount Companies agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and the Guarantees and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any supplemental agreement among the Underwriters, the Indenture, the Notes, the Guarantees and the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission (the “T-1”), and any other related documents in connection with the offering, purchase, sale and delivery of the Notes; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Notes (including related reasonable fees and expenses of counsel to the Underwriters); (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) the fees, disbursements and expenses of the Blount Companies and their counsel and accountants; (i) all fees and expenses (including fees and expenses of counsel) of the Blount Companies in connection with approval of the Notes and the Guarantees by DTC for “book-entry” transfer; (j) any fees charged by securities rating services for rating the Notes; (k) the fees and expenses of the Trustee (including fees and expenses of counsel) in connection with the Indenture, the Notes, the Guarantees and the T-1; (l) the reasonable costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the

Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (m) all costs and expenses of BNP, including the reasonable fees and disbursements of its counsel, incurred in its capacity as “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720 in connection with the offering of the Notes; (n) all costs and expenses incident to the performance of the Blount Companies obligations under Section 10; and (o) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement whether or not specified in this section; provided that, except as provided in this Section 7 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

SECTION 8.           Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)           Cravath, Swaine & Moore LLP shall have furnished to the Representative its written opinion and negative assurance statement, as special counsel to the Company and its Delaware subsidiaries, addressed to the Underwriters and dated the Delivery Date, in the form attached hereto as Exhibit A-1 and A-2, respectively.

(d)           Richard H. Irving, III, General Counsel of the Company, shall have furnished to the Representative his written opinion, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit B.

(e)           The Representative shall have received from Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Notes, the Guarantees, the Registration

Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f)            At the time of execution of this Agreement, the Representative shall have received from PricewaterhouseCoopers LLP a letter (the “initial letter”), in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g)           On the Delivery Date, the Representative shall have received from PricewaterhouseCoopers LLP a bring-down letter addressed to the Underwriters and dated the Delivery Date confirming in all material respects the conclusions and findings set forth in the initial letter.

(h)           The Company shall have furnished to the Representative a certificate, dated the Delivery Date, of its chief executive officer or a senior vice president and its chief financial officer, each of which shall be considered a representation and warranty of the Company for purposes of this Agreement, stating that:

(i)            The representations and warranties of the Blount Companies in Section 1 are true and correct as of the Delivery Date; each of the Blount Companies has complied with all its agreements contained herein; and the conditions set forth in Sections 8(a), 8(i) and 8(k) have been fulfilled; and

(ii)           They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein, in the case of the Registration Statement, or necessary (in the case of the Prospectus, in light of the circumstances under which they were made) to make the statements therein not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth.

(i)            None of the Blount Companies or any of the other subsidiaries of Blount International shall have sustained since the date of the latest audited financial statements included in the Prospectus (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement thereto on or after the date of this Agreement) or (B) since such date, there shall not have been any change in the capital stock or other equity interests, membership interests or long-term debt of the Blount Companies or any of the other subsidiaries of Blount International or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Blount Companies and the other subsidiaries of Blount International, taken as a whole, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement thereto on or after the date of this Agreement), the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Notes and Guarantees being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(j)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, or trading in any securities of Blount International on any exchange or on the Nasdaq Stock Market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or any state authority, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof,  (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering, sale or delivery of the Notes and Guarantees being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k)           Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded Blount International’s or the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Blount International’s or the Company’s debt securities.

(l)            On or prior to the Delivery Date, DTC shall have accepted the Notes for clearance.

(m)          The NASD shall have confirmed that it will not raise any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(n)           Prior to or simultaneous with the Delivery Date, the Refinancing Transactions shall have been consummated substantially on the terms described in the Prospectus and the Representative shall have received copies of all of the Other Refinancing Documents.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

SECTION 9.           Indemnification and Contribution.

(a)(1)       The Blount Companies shall jointly and severally indemnify and hold harmless each Underwriter, its officers, employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Underwriter, any such officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (B) in any materials or information provided to investors by, or with the approval of, the Blount Companies in connection with the marketing of the offering of the Notes, including any roadshow or investor presentations made to investors by the Blount Companies (whether in person or electronically) (the “Marketing Materials”) or (C) in any blue sky application or other document prepared or executed by any of the Blount Companies (or based upon any written information furnished by any of the Blount Companies) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Blount Companies shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse such Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (1) the Blount Companies shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 9(e) of this Agreement and (2) with respect to any untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes concerned if, to the extent that such sale was an initial sale by the Underwriter and any such loss, claim, damage or liability of the Underwriter is a result of the fact that both (x) a copy of the Prospectus was not sent or given to such person at or prior to written confirmation of the sale of such Notes to such person and (y) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus unless such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 6(c) hereof.  The foregoing indemnity agreement is in addition to any liability that the Blount Companies may otherwise have to any Underwriter or the QIU or to any officer, employee or controlling person of that Underwriter or the QIU.

(2)           Without limitation and in addition to their obligation under the other subsections of this Section 9, the Blount Companies shall also jointly and severally indemnify and hold harmless the QIU, its officers, employees and each person, if any, who controls the QIU within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, to which the QIU may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon the QIU’s acting (or alleged failing to act) as such “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and shall reimburse the QIU and each such director, officer, employee, agent, and each such person controlling the QIU promptly upon demand for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Blount Companies shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results directly from the gross negligence or willful misconduct of the QIU.

(b)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Blount Companies, its officers who have signed the Registration

Statement, each of its directors, and each person, if any, who controls any of the Blount Companies within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Blount Companies or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Blount Companies through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e), and shall reimburse the Blount Companies and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Blount Companies or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Blount Companies or any such director, officer or controlling person.

(c)           Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless:  (i) the employment of such counsel has been specifically authorized by the indemnifying party in writing, or (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and, in the reasonable judgment of such counsel, it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying part in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing (i) by the Representative, if the indemnified parties under this Section 9 consist of the Underwriters or any of their respective officers, employees or controlling persons, (ii)  by the QIU, if the indemnified party under this Section 9 consists of the QIU or any of its respective officers, employees or controlling persons, or (iii) by the Company, if the indemnified parties under this Section 9 consists of any of the Blount Companies or any of their officers who have signed the Registration Statement, directors or controlling persons.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)           If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Blount Companies on the one hand and the Underwriters or the QIU on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Blount Companies on the one hand and the Underwriters or the QIU on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Blount Companies, on the one hand, and the Underwriters or the QIU, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses other than the total discounts and commissions received by the Underwriters) received by the Blount Companies, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, or received by the QIU, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in this Agreement.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by any of the Blount Companies, on the one hand, or the Underwriters or the QIU, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.   The Blount Companies, the Underwriters and the QIU agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters and the QIU were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Underwriter or the QIU shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or the QIU, as the case may be, has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

(e)           The Underwriters severally confirm and the Blount Companies acknowledge that the statements in the third, eighth and ninth paragraphs under the heading “Underwriting” in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Blount Companies by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

SECTION 10.         Market-Maker Prospectus.

(a)           The Blount Companies acknowledge that any broker or dealer registered under the Exchange Act (a “Broker-Dealer”) that is an affiliate of the Blount Companies and that holds Notes and Guarantees that are acquired for its own account as a result of market-making activities or other trading activities (such Notes and Guarantees are referred to herein as “Broker-Dealer Transfer Restricted Securities” and such Broker-Dealers are referred to herein as “Restricted Broker-Dealers”) may not resell such Broker-Dealer Transfer Restricted Securities without delivering a prospectus.  Consequently, the Blount Companies shall cause the Registration Statement to include alternate prospectus pages (in a form included in the Registration Statement) relating to such market-making activities.  The prospectus included in such Registration Statement, as it may be amended or supplemented from time-to time, including such alternate pages, is referred to in this Agreement as a “Market-Maker Prospectus.”

(b)           Following the Effective Time and until such time as all Restricted Broker-Dealers determine in their judgment that they are no longer required to deliver a prospectus in connection with sales of Broker-Dealer Transfer Restricted Securities, the Blount Companies shall:

(i)            use all commercially reasonable efforts to deliver Market-Maker Prospectuses to all Restricted Broker-Dealers immediately after the Delivery Date and from time to time thereafter upon request, in such quantities as such Restricted Broker-Dealer shall reasonably request;

(ii)           use all commercially reasonable efforts to keep the Registration Statement continuously effective and provide all requisite financial statements, including, if required by the Securities Act or the Rules and Regulations, financial statements of any guarantors of the Notes;

(iii)          upon the occurrence of any event that would cause the Registration Statement or any Market-Maker Prospectus (A) to contain an untrue statement of a material fact or omit to state a material fact, in the case of the Registration Statement, required to be stated therein or necessary to make the statements therein (in the case of any Market-Maker Prospectus, in the light of the circumstances under which they were made) not misleading or (B) not to be effective and usable for resale of Broker-Dealer Transfer Restricted Securities, file promptly, an appropriate amendment to the Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use all commercially reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the Market-Maker Prospectus to become usable for their intended purpose as soon as practicable thereafter.  Notwithstanding anything to the contrary herein, at any time after the Delivery Date, the Company may allow the Market-Maker Prospectus and the related Registration Statement to cease to be effective and usable if (x) the board of directors of Blount International determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving any of the Blount Companies, and the Company notifies all Restricted Broker-Dealers within two business days after the board of directors makes such determination, or (y) the Market-Maker Prospectus and the related Registration Statement contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)          prepare and file with the Commission such post-effective amendments to the Registration Statement and related Market-Maker Prospectuses as may be necessary to keep them effective, to the extent necessary to ensure that they are available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that they conform with the requirements of the Securities Act and the Rules and Regulations; cause the Market-Maker Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the Registration Statement;

(v)           advise the Restricted Broker-Dealers promptly and, if requested by such Restricted Broker-Dealers, to confirm such advice in writing, (A) when the Market-Maker Prospectus or any Market-Maker Prospectus supplement or post-effective amendment thereto has been filed, and, with respect to any post-effective amendment with respect to the Registration Statement, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Market-Maker Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Broker-Dealer Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Market-Maker Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Broker-Dealer Transfer Restricted Securities, as applicable, under state securities or Blue Sky laws, the Blount Companies shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(vi)          if requested in writing, furnish to each Restricted Broker-Dealer, before filing with the Commission, copies of any Registration Statement or any Market-Maker Prospectus included therein or any amendments or supplements to any such Registration Statement or Market-Maker Prospectus (including all documents incorporated by reference), which documents will be subject to the review of such Restricted Broker-Dealers for a period of at least five business days, and the Company and the Guarantors will not file any amendment or supplement to any such Registration Statement or Market-Maker Prospectus (including all such documents incorporated by reference) if the Restricted Broker-Dealers shall not have had an opportunity to participate in the preparation thereof;

(vii)         promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Market-Maker Prospectus, provide copies of such document to each Restricted Broker-Dealer, make the representatives of the Blount Companies available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Restricted Broker-Dealers reasonably may request;

(viii)        make available at reasonable times at the Company’s principal place of business for inspection by the Restricted Broker-Dealers, and any attorney or accountant retained by such Restricted Broker-Dealers, such financial and other information of the Blount Companies as reasonably requested and cause the Blount Companies’ officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Restricted Broker-Dealers, to conduct a reasonable investigation; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Blount Companies in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the Market-Maker Prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such Market-Maker Prospectus in order that such Registration Statement, Market-Maker Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ix)           if requested by any Restricted Broker-Dealer, promptly incorporate in any Registration Statement or Market-Maker Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Restricted Broker-Dealer may reasonably request to have included therein and make all required filings of such Market-Maker Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Market-Maker Prospectus supplement or post-effective amendment;

(x)            furnish to each Restricted Broker-Dealer at least one conformed copy of each amendment and supplement to the Registration Statement, including all documents incorporated by reference therein and all exhibits, including exhibits incorporated therein by reference;

(xi)           deliver to each Restricted Broker-Dealer, as many copies of any amendment or supplement to the Market-Maker Prospectus as such Restricted Broker-Dealers reasonably may request; the Blount Companies hereby consent to the use of any Market-Maker Prospectus and any amendment or supplement thereto by each Restricted Broker-Dealer in connection with the offering and the sale of Broker-Dealer Transfer Restricted Securities covered by such Market-Maker Prospectus or any amendment or supplement thereto;

(xii)          take all such other actions to expedite or facilitate the disposition of the Broker-Dealer Transfer Restricted Securities pursuant to the Registration Statement to such extent as may be requested by a Restricted Broker-Dealer; provided that, the Blount Companies shall not be required to enter into any agreement more than once with respect to all of the Broker-Dealer Restricted Securities; and the Blount Companies shall, if requested by the Representative:

(A)          furnish to each Restricted Broker-Dealer, in such substance and scope as they may request and as are customarily made in connection with an offering of debt securities pursuant to a Registration Statement upon the filing of any amendment or supplement to any Registration Statement or any other document that is incorporated in any Registration Statement by reference and includes financial data with respect to a fiscal quarter or year:

(1)           a certificate, dated the date of such amendment or supplement and substantially in the form of the certificate specified by Section 8(h), provided that such certificate shall speak as of its date;

(2)           an opinion of counsel of the Company, dated the date of such amendment or supplement and covering the matters set forth in Exhibit A, and such other matters as the Representative may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with certain officers of, and with the independent public accountants and counsel for, the Blount Companies, and although such counsel have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Market-Maker Prospectus, the limitations inherent in the role of outside counsel are such that such counsel cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and the Market-Maker Prospectus, except insofar as such statements relate to such counsel and except to the extent such counsel has specifically opined as to the accuracy of statements or descriptions in the Prospectus.  Subject to the foregoing, such counsel confirms, on the basis of information gained in the course of the performance of the services rendered above, that the Registration Statement, at the time it became effective, and the Market-Maker Prospectus, as of the date thereof (in each case except for the financial statements and other information of an accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel does not express any view), appeared or appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the applicable rules and regulations thereunder.  Furthermore, subject to the foregoing, such counsel hereby advises you that its work in connection with this matter did not disclose any information that gave it reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Market-Maker Prospectus, at the date thereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting or financial nature included therein, as to which such counsel does not express any view); and an opinion of Richard H. Irving, III, General Counsel of the Company, dated the date of such amendment or supplement and covering the matters set forth in Exhibit B, and such other matters as the Representative may reasonably request; and

(3)           customary comfort letter(s), dated the date of such amendment or supplement from the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(f); and

(B)           deliver such other documents and certificates as may be reasonably requested by such Restricted Broker-Dealers to evidence compliance with clause (A) above.

(xiii)         cooperate with the Restricted Broker-Dealers and their respective counsel in connection with the registration and qualification of the Broker-Dealer Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Restricted Broker-Dealers may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Broker-Dealer Transfer Restricted Securities the Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

(c)           Each Restricted Broker-Dealer agrees by acquisition of Broker-Dealer Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 10(b)(iii) hereof, such Restricted Broker-Dealer will forthwith discontinue disposition of Broker-Dealer Transfer Restricted Security pursuant to the applicable Registration Statement until such Restricted Broker-Dealer’s receipt of the copies of the supplemented or amended Market-Maker Prospectus contemplated by this Section 10, or until it is advised in writing (the “Advice”) by the Company that the use of the Market-Maker Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Market-Maker Prospectus. If so directed by the Company, each Restricted Broker-Dealer will deliver to the Company (at the Blount Companies’ expense) all copies, other than permanent file copies then in such Restricted Broker-Dealers’ possession, of the Market-Maker Prospectus covering such Broker-Dealer Transfer Restricted Security that was current at the time of receipt of such notice.

The Company may require each Restricted Broker-Dealer to furnish to the Blount Companies such information regarding such Restricted Broker-Dealer and such Restricted Broker-Dealers’ intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act.  Each such Restricted Broker-Dealer agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Restricted Broker-Dealer to the Company or (ii) the occurrence of any event, in either case, as a result of which any Market-Maker Prospectus contains or would contain an untrue statement of a material fact regarding such Restricted Broker-Dealer or such Restricted Broker-Dealers’ intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities or omits to state any material fact regarding such Restricted Broker-Dealer or such Restricted Broker-Dealers’ intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Market-Maker Prospectus shall not contain, with respect to such Restricted Broker-Dealer or the distribution of the applicable Broker-Dealer Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)           For the purposes of this Agreement, the term “Underwriter” shall include Restricted Broker-Dealers and the terms “Prospectus” and “Registration Statement” shall include Market-Maker Prospectuses and related Registration Statements and all amendments and supplements thereto.

SECTION 11.         Defaulting Underwriters.

If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Notes which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the amount of the Notes set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total amount of the Notes set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on such Delivery Date if the total amount of the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total amount of the Notes to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the amount of the Notes which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Blount Companies, except that the Blount Companies will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 13.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Blount Companies for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representative or the Blount Companies may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Blount Companies or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

SECTION 12.         Termination.  The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Blount Companies prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 8(i) or 8(j) or 8(k), shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

SECTION 13.         Reimbursement of Underwriters’ Expenses.  If the Company shall fail to tender the Notes for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Representative.  If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

SECTION 14.         Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, N.Y. 10019, Attention:  Syndicate Registration Department, Fax (212) 526-0943, with a copy, in the case of any notice pursuant to Section 9(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, NY 10022;

(b)           if to the QIU, shall be delivered or sent by mail, telex or facsimile transmission to BNP Paribas Securities Corp., 787 Seventh Avenue, New York, N.Y. 10019, Attention:  Douglas Cook, Fax (212) 841-3561, with a copy to David Barcus, Fax (212) 841-3183;

(c)           if to the Blount Companies, shall be delivered or sent by mail, telex or facsimile transmission to the address of Blount International set forth in the Registration Statement, Attention:  General Counsel (Fax: (503) 653-4593); provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Blount Companies shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

SECTION 15.         Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters (including BNP in its capacity as QIU), any Restricted Broker-Dealers and the Blount Companies and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Blount Companies contained in this Agreement shall also be deemed to be for the benefit of the officers, employees and the person or persons, if any, who control any Underwriter or the QIU, as the case may be, within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors of the Blount Companies, officers of the Blount Companies who have signed the Registration Statement and any person controlling the Blount Companies within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 16.         Survival.  The respective indemnities, representations, warranties and agreements of the Blount Companies and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 17.         Definition of the Terms “business day” and “subsidiary”.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

SECTION 18.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 19.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 20.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Blount Companies, the Underwriters and the QIU, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

BLOUNT, INC.

By
Name:
Title:

BLOUNT INTERNATIONAL, INC.

By
Name:
Title:

BI, L.L.C.

By
Name:
Title:

OMARK PROPERTIES, INC.

By
Name:
Title:

4520 CORP., INC.

By
Name:
Title:

GEAR PRODUCTS, INC.

By
Name:
Title:

DIXON INDUSTRIES, INC.

By
Name:
Title:

WINDSOR FORESTRY TOOLS, LLC

By
Name:
Title:

FREDERICK MANUFACTURING CORPORATION

By
Name:
Title:

FABTEK CORPORATION

By
Name:
Title:

Accepted:

LEHMAN BROTHERS INC. For itself and as Representative of the several Underwriters named in Schedule 1 hereto

By LEHMAN BROTHERS INC.

By

Authorized Representative

BNP PARIBAS SECURITIES CORP. As qualified independent underwriter

By

Authorized Representative

SCHEDULE 1

List of Underwriters

$175,000,000

BLOUNT, INC.

[   ]% Senior Subordinated Notes due 2012

Underwriters	Principal Amount of Notes
Lehman Brothers Inc.	$ [ ]
J.P. Morgan Securities, Inc.	[ ]
UBS Investment Bank	[ ]
BNP Paribas Securities Corp.	[ ]
Robert W. Baird & Co. Incorporated	[ ]
Total	$175,000,000

SCHEDULE 2

List of Subsidiary Guarantors

BI, L.L.C.

Omark Properties, Inc.

4520 Corp., Inc.

Gear Products, Inc.

Dixon Industries, Inc.

Windsor Forestry Tools LLC

Frederick Manufacturing Corporation

Fabtek Corporation

Exhbit A-1

August [   ], 2004

Blount, Inc.

$175,000,000 Aggregate Principal Amount

[  ]% Senior Subordinated Notes Due 2012

Ladies and Gentlemen:

We have acted as special counsel for Blount, Inc., a Delaware corporation (the “Company”), and for the Company’s parent, Blount International, Inc., a Delaware corporation, in connection with the purchase from the Company by you (the “Underwriters”), pursuant to the Underwriting Agreement dated August [   ], 2004 (the “Debt Underwriting Agreement”), among the Underwriters, the Company and the Guarantors, of $175,000,000 aggregate principal amount of the Company’s [  ]% Senior Subordinated Notes due 2012 (the “Notes”), to be issued under an Indenture dated as of August [   ], 2004 (the “Indenture”), among the Company, Blount International, Inc. and the other Guarantors and The Bank of New York, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Debt Underwriting Agreement.

In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including:  (a) the Certificate of Incorporation of the Company and the Certificate of Incorporation or the Certificate of Formation, as the case may be, of each of the Guarantors that are incorporated or organized, as the case may be, in the State of Delaware (the “Delaware Guarantors”); (b) the By-laws of the Company and the By-laws or Operating Agreement, as the case may be, of each of the Delaware Guarantors; (c) resolutions adopted by the Board of Directors of the Company on [        ], 2004, resolutions adopted by the Pricing Committee of the Board of Directors of the Company on [        ], 2004 and resolutions adopted by the Board of Directors of each of the Delaware Guarantors on [        ], 2004; (d) the Registration Statement on Form S-1 (Registration No. 333-114840) filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2004, Amendment No. 1 thereto filed with the Commission on June 7, 2004, Amendment No. 2 thereto filed with the Commission on July 20, 2004, and Amendment No. 3 thereto filed with the Commission on [  ], 2004 with respect to the Registration of the Notes under the Securities Act of 1933 (the “Securities Act”) (such Registration Statement, as amended by such Amendments, including the final Prospectus dated [  ], 2004, relating to the Notes , as filed with the Commission pursuant to Rule 424(b) and Rule 430A of the General Rules and Regulations under the Securities Act (the “Prospectus”), being hereinafter referred to as the “Registration Statement”); (e) the Prospectus, (f) the Debt Underwriting Agreement, (g) the Amended and Restated Credit Agreement dated [  ], 2004 among Blount International, the Company and the subsidiaries of the Company party thereto and the lenders party thereto (the “Amended and Restated Credit Agreement”) and (h) the Indenture and the form of Notes attached to such Indenture as Exhibit [  ].  We have also relied upon advice from the Commission that the Registration Statement was declared effective on [   ], 2004.

Based on the foregoing, we are of opinion as follows:

1.             Based solely on certificates from the Secretary of State of the State of Delaware, each of the Company and the Delaware Guarantors is a corporation or limited liability company, as applicable, validly existing and in good standing under the laws of the State of Delaware, with full corporate or limited liability company, as applicable, power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus.

2.             Based solely on a certificate from the Secretary of State of the applicable jurisdictions identified in Schedule A hereto, each of the Company and the Delaware Guarantors is duly qualified as a foreign corporation to transact business in the jurisdictions identified in the attached Schedule A and is in good standing in each jurisdiction identified in the attached Schedule A.

3.             The Indenture and each Guarantee to which a Delaware Guarantor is a party has been duly authorized, executed and delivered by the Company or such Delaware Guarantor, as the case may be, and the Indenture has been duly qualified under the Trust Indenture Act of 1939.  Assuming due authorization, execution and delivery by the Trustee and the Guarantors who are not incorporated or organized under the laws of the State of Delaware, each of the Indenture and the Guarantees constitutes a legal, valid and binding obligation of the Company and the Delaware Guarantors, enforceable against the Company and each Guarantor in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Debt Underwriting Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).  The Notes and the Guarantees conform in all material respects to the description thereof contained in the Prospectus under the caption “Description of Notes.”

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4.             The Debt Underwriting Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

5.             No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal, New York or, to the extent required under the General Corporation Law of the State of Delaware or the Limited Liability Company Act of the State of Delaware, Delaware governmental authority or regulatory body is required for the execution, delivery and performance of the Debt Underwriting Agreement, the Amended and Restated Credit Agreement, the Indenture, the Notes or the Guarantees by the Company and the Guarantors, or for the consummation of the transactions contemplated by the Debt Underwriting Agreement, the Amended and Restated Credit Agreement, the Indenture, the Notes or the Guarantees, except (i) such as have been obtained or made under the Securities Act and the Trust Indenture Act on or prior to the date hereof, (ii) such as may be required under the Blue Sky Laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters and (iii) such as to which the failure to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect.

6.             None of the issuance, offer or sale of the Notes or Guarantees, the execution, delivery or performance by each of the Company, Blount International and the other Guarantors of the Debt Underwriting Agreement, the Indenture or the Amended and Restated Credit Agreement, to the extent party thereto, or compliance with the provisions of the Debt Underwriting Agreement, the Indenture or the Amended and Restated Credit Agreement (i) will conflict with, result in a breach of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company or Blount International or the Certificate of Incorporation or By-laws or the Certificate of Formation or Operating Agreement, as the case may be, of the other Delaware Guarantors; (ii) subject to the qualifications set forth below, will conflict with, result in a breach of, or constitute a default under the terms of any agreement or instrument (other than the indenture pursuant to which the Company’s 13% Senior Subordinated Notes due 2009 have been issued (the “13% Notes Indenture”)), to which the Company, Blount International or any of the other Guarantors is a party, filed as an exhibit to the Registration Statement or any Form 8-K filed by the Company, Blount International or any of the other Guarantors since the effective date of the Registration Statement up to and including the date of this opinion, nor will such actions result in an event of default under, and as defined in, the 13% Notes Indenture; (iii) except as contemplated by the Amended and Restated Credit Agreement, will result in the creation or imposition of any lien upon any property or assets of the Company, Blount International or the other Guarantors pursuant to the terms of any agreement or instrument referred to in clause (ii); or (iv) subject to the qualifications set forth below, will contravene any law, rule or regulation of the United States or the State of New York,  the General Corporation Law of the State of Delaware or the Limited Liability Company Act of the State of Delaware or, to our knowledge, any order or decree of any court or government agency or instrumentality, except in the case of clauses (ii), (iii) and (iv), such breaches, conflicts or defaults that, individually or in the aggregate, would not have a Material Adverse Effect.  For purposes of the opinion expressed in this paragraph (other than clause (i)), however, we have assumed that all such agreements are governed by and would be interpreted in accordance with the laws of the State of New York.

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7.             The statements made in the Prospectus under the captions “Description of Notes”, insofar as they purport to constitute summaries of the terms of the Notes, and under the caption “Certain Income Tax Considerations”, insofar as they purport to describe the material tax consequences of an investment in the Notes, fairly summarize the matters therein described.

8.             Neither Blount International nor the Company is and, upon issuance and sale of the Notes and the related Guarantees to be issued and sold in accordance with the Debt Underwriting Agreement and the application of the net proceeds to the Company of such sale as described in the Prospectus under the caption “Use of Proceeds”, neither will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9.             The Registration Statement became effective under the Securities Act on [   ], 2004, and thereupon the offering of the Notes and the Guarantees as contemplated by the Prospectus became registered under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

The foregoing opinions are qualified as follows:

(i)            We express no opinion with respect to the enforcement of any provision of any agreement providing for indemnification or contribution to the extent contrary to or inconsistent with public policy.

(ii)           In connection with our opinion in paragraph (3) and (7) above, we express no opinion as to the matters set forth under the captions “Description of Notes--Book-Entry, Delivery and Form”, “—Depository Procedures” and “--Same Day Settlement and Payment”.

(iii)          With respect to our opinion in paragraphs (5) and (6), in determining whether any of the matters referred to would have a Material Adverse Effect, we have relied on statements from officers and directors of the Company and the Guarantors as to the anticipated consequences of those matters and have not independently attempted to verify such consequences.

We are admitted to practice in the State of New York, and we express no opinion as to any matters governed by any law other than the law of the State of New York, the General Corporation Law of the State of Delaware, Limited Liability Company Act of the State of Delaware and the Federal law of the United States of America.

We are furnishing this opinion to you, as Underwriters, solely for your benefit.  This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

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Very truly yours,

Lehman Brothers Inc.

BNP Paribas Securities Corp.

J.P. Morgan Securities Inc.

UBS Securities LLC

Robert W. Baird & Co., Incorporated

In care of Lehman Brothers Inc.

745 7th Avenue, 19th Floor

New York, NY 10019

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Schedule A

For:

Blount International, Inc.

Alabama

Blount Inc.

Alabama

Arkansas

California

Georgia

Idaho

Minnesota

Nebraska

North Carolina

South Carolina

Oregon

Texas

Wisconsin

BI, L.L.C.

[                ]

4520 Corp., Inc.

[                ]

Frederick Manufacturing Corporation

[                ]

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Exhibit A-2

August [  ], 2004

Blount, Inc.

$175,000,000 Aggregate Principal Amount

[  ]% Senior Subordinated Notes Due 2012

Ladies and Gentlemen:

We have acted as special counsel for Blount, Inc., a Delaware corporation (the “Company”), and for the Company’s parent, Blount International, Inc., a Delaware corporation, BI, L.L.C., a Delaware limited liability company, 4520 Corp., Inc., a Delaware corporation and Frederick Manufacturing Corporation, a Delaware corporation, in connection with the purchase from the Company by you (the “Underwriters”), pursuant to the Underwriting Agreement dated August [  ], 2004 (the “Debt Underwriting Agreement”), among the Underwriters, the Company and the Guarantors, of $175,000,000 aggregate principal amount of the Company’s [  ]% Senior Subordinated Notes due 2012 (the “Notes”), to be issued under an indenture dated as of August [  ], 2004 (the “Indenture”), among the Company, Blount International, Inc. and the other Guarantors and The Bank of New York, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Debt Underwriting Agreement.

In that capacity, we participated in conferences with certain officers of, and with the accountants and counsel for, the Company concerning the preparation of (a) the Registration Statement on Form S-1 (Registration No. 333-114840) filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2004, Amendment No. 1 thereto filed with the Commission on June 7, 2004, Amendment No. 2 thereto filed with the Commission on July 20, 2004 and Amendment No. 3 thereto filed with the Commission on [     ], 2004 (such Registration Statement, as amended being hereinafter referred to as the “Registration Statement”) with respect to the registration of the Notes under the Securities Act of 1933 (the “Securities Act”); and the final Prospectus dated August [  ], 2004, relating to the Notes, as filed with the Commission pursuant to Rule 424(b) and Rule 430A of the General Rules and Regulations under the Securities Act (the “Prospectus”).

Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and the Prospectus, except insofar as such statements relate to us and except to the extent set forth in the last sentence of paragraph (3) and in paragraph (7) of our opinion to you relating to the issuance of the Notes and Guarantees dated the date hereof.  Subject to the foregoing, we confirm to you, on the basis of information gained in the course of the performance of the services rendered above, that the Registration Statement, at the time it became effective, and the Prospectus, as of the date hereof (in each case except for the financial statements and other information of an accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which we do not express any view), appeared or appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 and the applicable rules and regulations thereunder.  Furthermore, subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting or financial nature included therein, as to which we do not express any view).

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We are furnishing this letter to you, as Underwriters, solely for your benefit in order to assist you in establishing appropriate defenses under applicable securities laws.  This letter may not be relied upon by any other person or for any other purpose (including by any person that acquires the Notes from the several Underwriters).  It may not be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Lehman Brothers Inc.

BNP Paribas Securities Corp.

J.P. Morgan Securities Inc.

UBS Securities LLC
Robert W. Baird & Co., Incorporated

In care of Lehman Brothers Inc.
745 7th Avenue, 19th Floor

New York, NY 10019

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Exhibit B

August [  ], 2004

Lehman Brothers Inc.
BNP Paribas Securities Corp.
J.P. Morgan Securities Inc.
UBS Securities LLC
Robert W. Baird & Co., Incorporated
In care of Lehman Brothers Inc.
745 7th Avenue, 19th Floor
New York, NY 10019

Ladies and Gentlemen:

I am General Counsel to Blount, Inc., a Delaware corporation, (the “Company”) and to Blount International, Inc., a Delaware corporation, in connection with the purchase from the Company by you (the “Underwriters”), pursuant to the Underwriting Agreement dated August [  ], 2004 (the “Debt Underwriting Agreement”), among the Underwriters, the Company and the Guarantors of $175,000,000 aggregate principal amount of the Company’s [  ]% Senior Subordinated Notes due 2012 (the “Notes”), to be issued under an Indenture dated as of August [  ], 2004 (the “Indenture”), among the Company, Blount International, Inc. and the other Guarantors and The Bank of New York, as trustee (the “Trustee”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Debt Underwriting Agreement.  This opinion letter is furnished pursuant to Section 8(d) of the Debt Underwriting Agreement.

In arriving at the opinions expressed below, I have reviewed the following documents:

(a)           the Certificate of Incorporation or Certificate of Formation, as the case may be, of each of the Guarantors that are incorporated or organized, as the case may be, in a state other than the State of Delaware (the “Non–Delaware Guarantors”);

(b)           the By-laws or Operating Agreement, as the case may be, of each of the Non-Delaware Guarantors;

(c)           resolutions adopted by the Board of Directors of each of the Non-Delaware Guarantors on [  ], 2004;

(d)           the Registration Statement on Form S-1 (Registration No. 333-114840) filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2004, Amendment No. 1 thereto filed with the Commission on June 7, 2004, Amendment No. 2 thereto filed with the Commission on July 20, 2004, and Amendment No. 3 thereto filed with the Commission on [  ], 2004 with respect to the Registration of the Notes under the Securities Act of 1933 (the “Securities Act”) (such Registration Statement, as amended by such Amendments, including the final Prospectus dated [  ], 2004, relating to the Notes, as filed with the Commission pursuant to

Rule 424(b) and Rule 430A of the General Rules and Regulations under the Securities Act (the “Prospectus”), being hereinafter referred to as the “Registration Statement”);

(e)           the Prospectus;

(f)            the Debt Underwriting Agreement;

(g)           the Amended and Restated Credit Agreement dated [  ], 2004 among Blount International, the Company and the subsidiaries of the Company party thereto and the lenders party thereto (the “Amended and Restated Credit Agreement”); and

(h)           the Indenture and the form of Notes attached to such Indenture as Exhibit [  ].

In addition, I have reviewed the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Company and the Guarantors and such other instruments and other certificates of public officials, officers and representatives of the Company and the Guarantors, and I have made such investigations of law as I have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies.

Based on the foregoing and subject to the further assumptions and qualifications set forth below, I am of the opinion that:

(i)            Each of the Non-Delaware Guarantors is a corporation or limited liability company, as the case may be, validly existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, (which opinion is based solely on a certificate of the Secretary of State of such state), and has all requisite power and authority to own, lease and operate its properties as described in the Prospectus.  Each of the Non-Delaware Guarantors is duly registered and qualified to conduct its business and is in good standing (which opinion is based solely on a certificate of the Secretary of State of such state), in each jurisdiction or place where, based on a certificate of an officer of the Company, the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify or to be in good standing would not have a Material Adverse Effect;

(ii)           All of the issued shares of capital stock or membership interests, as the case may be, of the Non-Delaware Guarantors have been duly and validly authorized and issued and are fully paid, non-assessable and (except for the directors’ qualifying shares) are free and clear of all liens, encumbrances, equities or claims, except as contemplated by the Amended and Restated Credit Agreement, and, based solely on my examination of each of the stock ledgers and minute books or other records of such entities, all such shares or membership interests are held of record by Blount International or the Company and/or a subsidiary thereof.

(iii)          None of the issuance, offer or sale of the Notes or Guarantees, the execution, delivery or performance by the Non-Delaware Guarantors of the Debt Underwriting Agreement, the Indenture or the Amended and Restated Credit Agreement or compliance with

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the provisions of the Debt Underwriting Agreement, the Indenture or the Amended and Restated Credit Agreement or the consummation of the transactions contemplated thereby (A) will conflict with, result in a breach of, or constitute a default under, the Certificate of Incorporation and By-laws or Certificate of Formation and Operating Agreement, as the case may be, of the Non-Delaware Guarantors, (B) subject to the qualifications set forth below, will conflict with, result in a breach of, or constitute a default under the terms of any agreement or instrument (other than the indenture pursuant to which the Company’s 13% Senior Subordinated Notes due 2009 have been issued (the “13% Notes Indenture”)), to which any Non-Delaware Guarantor is a party filed as an exhibit to the Registration Statement or any Form 8-K filed by Blount International since the effective date of the Registration Statement up to and including the date of this opinion, nor will such actions result in an event of default under, and as defined in, the 13% Notes Indenture, or (C) will, subject to the qualifications set forth below, contravene any law, rule or regulation of the United States or the State of Illinois or the General Corporation Law of the State of Delaware or the Limited Liability Company Act of the State of Delaware, or, to my knowledge, any order or decree of any court or government agency or instrumentality or, except as contemplated by the Amended and Restated Credit Agreement, will result in the creation or imposition of any lien upon any property or assets of the Non-Delaware Guarantors pursuant to the terms of any agreement or instrument referred to in clause (B), except in the case of clauses (B) and (C), such breaches, conflicts or defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

(iv)          To my knowledge, the Company, the Guarantors and each of the other subsidiaries of Blount International (the “Subsidiaries”) have good and marketable title to all property (real and personal) described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are contemplated by the Amended and Restated Credit Agreement and the Senior Notes or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Prospectus as being held under lease by the Company, the Guarantors and the other subsidiaries of Blount International is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate).

(v)           Except as otherwise disclosed in the Prospectus, there are no legal or governmental proceedings pending or, to my knowledge, threatened against the Company, the Guarantors or the Subsidiaries or to which any of the Company, the Guarantors or the Subsidiaries is a party or of which any property or assets of any of the Company, the Guarantors or the Subsidiaries is the subject, which have a reasonable likelihood of causing a Material Adverse Effect.

(vi)          To my knowledge and except as otherwise disclosed in the Prospectus, there are no contracts, agreements or understandings between any of the Company or the Guarantors and any person granting such person the right to require the Company or the Guarantors to file a registration statement under the Securities Act with respect to any debt securities of the Blount Companies owned or to be owned by such person or to require the Company or the Guarantors to include such person’s securities within the coverage of the Registration Statement or any other registration statement filed by the Company or the Guarantors under the Securities Act.

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(vii)         The Indenture and each Guarantee to which a Non-Delaware Guarantor is a party has been duly authorized, executed and delivered by such Non-Delaware Guarantor.  Assuming due authorization, execution and delivery by the Trustee, the Company and the Guarantors who are incorporated or organized under the law of the State of Delaware, the Indenture and each Guarantee to which a Non-Delaware Guarantor is a party constitutes the valid and binding obligation of the Non-Delaware Guarantors, enforceable against such Non-Delaware Guarantors in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(viii)        To my knowledge, there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

(ix)           The Debt Underwriting Agreement has been duly authorized, executed and delivered by each of the Non-Delaware Guarantors.

The foregoing opinions are limited to the Federal law of the United States of America, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and the laws of the State of Illinois.  I assume that any agreements, instruments or documents referred to above that are governed by laws other than the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the laws of the State of Illinois, are governed by or would be interpreted in accordance with the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the laws of the State of Illinois.

I am furnishing this opinion letter to you, as Underwriters, at the request of the Company and the Non-Delaware Guarantors solely for the benefit of you in connection with the offering of the Notes.  This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Richard H. Irving III,
General Counsel

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